EXHIBIT 99.2



                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                    ----------------------------------------

      PURSUANT TO SECTION 1350 OF CHAPTER 63 OF THE UNITED STATES CODE
      ----------------------------------------------------------------



I, John W. Donehower, Senior Vice President and Chief Financial Officer of Kimberly-Clark Corporation, certify that:

     (1) the Form 10-Q, filed with the Securities and Exchange Commission on August 8, 2002 ("accompanied report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the accompanied report fairly presents, in all material respects, the financial condition and results of operations of Kimberly-Clark Corporation.



                                        /s/ John W. Donehower
                                        ------------------------------------
                                        John W. Donehower
                                        Senior Vice President and
                                        Chief Financial Officer
                                        August 8, 2002